# Q1 Fiscal 2020 | Financial Results

**Lee D. Rudow**
President and CEO

**Michael J. Tschiderer**
Chief Financial Officer

TRANSCAT®
Trust in every measure

TRANSCAT® Trust in every measure

# Safe Harbor Statement

*This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.*

*This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.*

TRANSCAT Trust in every measure

# Q1 2020 Execution

## Consolidated Results

Record Q1 revenue of $42.4M, up $5.7M or nearly 16%

Operating expenses down 20 basis points to 19.1% of sales, including one-time $0.2 million negative impact to operating income from building sale

Net income increased 20% to $1.7M

Diluted earnings per share of $0.23, up $0.04

## Segment Performance

Double-digit Service segment revenue growth

- Organic growth was strong at 11.9% with market share gains in life science and other regulated industries
- Service margin pressure from continued investments to support strong revenue growth

Distribution segment shows higher sales and operating margin

- Continued focus is on differentiation and cross segment synergies

## Acquisition Strategy

Gauge Repair Service ("GRS") -- effective April 1, 2019

- Pressure and torque calibrations and repair services; Leveraging existing lab in CA

Infinite Integral Solutions Inc. ("IIS") -- effective July 19, 2019

- Software for the automation of calibration procedures
- Expect to accelerate Service efficiencies and enhanced margins

# Record Revenue

*($ in millions)*

## Q1 Service Segment


$19.3
$22.4
Q1 FY 2019
Q1 FY 2020

## Q1 Distribution Segment


$17.3
$20.0
Q1 FY 2019
Q1 FY 2020

## Consolidated – Annual

10% CAGR[1]


$122.2
$59.2
$63.0
$143.9
$71.1
$72.8
$155.1
$77.4
$77.7
$160.9
$84.0
$76.9
$166.6
$87.1
$79.5
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM
Service
Distribution

- Q1 Service up 15.9%, Organic growth of 11.9%
  - 13% CAGR[1]
  - ***41 consecutive quarters of YOY growth***
- Q1 Distribution up 15.4%
  - Solid demand in all channels
  - Rental revenue grew 34% to $1.2 million
  - Higher alternative energy sales

*[1] FY 2016 – Q1 FY20 TTM*

*All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.*

# Operating Income

*($ in millions)*

## Q1 Service Segment


$1.1
5.5%
Q1 FY 2019
$0.7
3.3%
Q1 FY 2020

## Q1 Distribution Segment


$1.0
5.5%
Q1 FY 2019
$1.2
6.1%
Q1 FY 2020

## Consolidated – Annual


16% CAGR[1]
$6.3
$4.2
$2.1
FY 2016
$7.9
$4.8
$3.2
FY 2017
$9.0
$5.2
$3.9
FY 2018
$10.2
$5.2
$5.0
FY 2019
$10.2
$4.9
$5.3
Q1 FY20 TTM
Service
Distribution

- Service gross margin pressured by investments, especially the number of new technicians, to support strong growth; Improvements being made around hiring, onboarding and training
- Strong Distribution revenue more than offset lower gross margin due to mix
- $0.2 million one-time loss in Q1 FY20 from the sale of only-owned facility that came from a prior acquisition

*[1] FY 2016 – Q1 FY20 TTM*

*All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.*

TRANSCAT Trust in every measure

# Net Income & Diluted EPS

*($ in millions, except EPS)*


Annual
20% CAGR[1]
$4.1
$4.5
$5.9
$7.1
$7.4
$0.58
$0.64
$0.81
$0.95
$0.99
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM
Diluted EPS
Quarterly
$1.4
$1.7
$0.19
$0.23
Q1 FY 2019
Q1 FY 2020

- Q1 FY20 included a discrete tax benefit due to tax accounting associated with share-based awards and stock option activity
- Expect tax rate to range between 21% and 22% for full fiscal 2020[2]
  *(includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)*

[1] *Net income FY 2016 – Q1 FY20 TTM*

[2] *FY 2020 tax rate expectations provided as of July 23, 2019*

# Adjusted EBITDA[1] and Margin

*($ in millions)*

## Q1 Service Segment



$2.4
$2.1
12.4%
9.6%
Q1 FY 2019
Q1 FY 2020

## Consolidated – Annual



17% CAGR²
$10.6
$14.5
$16.4
$17.8
$17.9
$7.5
$9.6
$10.2
$10.6
$10.3
$3.1
$4.9
$6.2
$7.2
$7.6
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM
Service
Distribution

## Q1 Distribution Segment



$1.5
$1.8
8.4%
9.0%
Q1 FY 2019
Q1 FY 2020

- Total Q1 Adjusted EBITDA[1] up 3%
  - Distribution segment up 24%
  - Service segment down 10% with gross profit constraints
- 10% CAGR for Service segment[2]

*[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*[2] FY 2016 – Q1 FY20 TTM*
*All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.*

TRANSCAT® Trust in every measure

# Financial Flexibility Supports Growth Strategy

*($ in millions)*

## Total Debt


$19.1
$27.3
$22.9
$21.0
$22.4
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY 2020

- $21.7 million available from credit facility as of June 29, 2019
- 1.22x leverage ratio at quarter-end
  *(Total debt to TTM Adjusted EBITDA[1])*
- Q1 CapEx primarily focused on rental assets and customer-driven Service capabilities

## Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$1.4
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 YTD

## Cash Flow from Operations


$11.0
$7.5
$9.9
$12.6
$10.4
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

*[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

# FY2020 Outlook* – Building our Business for the Long Term

**Service segment**: Expect to achieve double-digit revenue growth and improved productivity

**Distribution segment**: Focus on higher value, higher margin opportunities anticipated to continue to drive gross profit performance, while providing cross segment sales synergies

**Strong acquisition pipeline**

**Technology and automation:** Expect to complete CalTree™ testing and rollout the first set of automated procedures for initial set of calibration disciplines; Expect operational excellence initiatives to benefit gross and operating margins during this fiscal year and future years

**CapEx spend**: Expected range for FY 2020 of \$7.8 million - \$8.2 million

| | |
|---|---|
| Customer-driven capabilities/technology | ~\$4.0 to \$4.5 million |
| Rental assets | ~\$2.0 to \$2.5 million |
| Maintenance | ~\$1.0 to \$1.5 million |

** Outlook provided as of July 23, 2019*

# Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13691912***
- Telephone replay available through **Wednesday, July 31, 2019**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

# Supplemental Information

TRANSCAT®
Trust in every measure

# Adjusted EBITDA Reconciliation

*($ in thousands)*

| | FY 2016 | FY 2017 | FY 2018 | FY 2019 | Q1 FY20 TTM |
|---|---|---|---|---|---|
| Net Income | $ 4,124 | $ 4,522 | $ 5,922 | $ 7,145 | $ 7,435 |
| + Interest | 247 | 719 | 1,018 | 903 | 941 |
| + Other Expense / (Income) | 48 | 51 | 60 | 91 | 113 |
| + Tax Provision | 1,883 | 2,642 | 2,026 | 2,090 | 1,673 |
| Operating Income | $ 6,302 | $ 7,934 | $ 9,026 | $ 10,229 | $ 10,162 |
| + Depreciation & Amortization | 3,946 | 6,184 | 5,991 | 6,361 | 6,416 |
| + Other (Expense) / Income | (48) | (51) | (60) | (91) | 87 |
| + Noncash Stock Compensation | 359 | 453 | 1,411 | 1,327 | 1,261 |
| **Adjusted EBITDA** | **$ 10,559** | **$ 14,520** | **$ 16,368** | **$ 17,826** | **$ 17,926** |

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

# Segment Adjusted EBITDA Reconciliation

*($ in thousands)*

| | FY 2016 | FY 2017 | FY 2018 | FY 2019 | Q1 FY20 TTM |
|---|---|---|---|---|---|
| Service Operating Income | $ 4,155 | $ 4,769 | $ 5,158 | $ 5,202 | $ 4,872 |
| +Depreciation & Amortization | 3,216 | 4,660 | 4,397 | 4,754 | 4,785 |
| +Other (Expense) / Income | (64) | (55) | (61) | (69) | 21 |
| +Noncash Stock Compensation | 171 | 217 | 706 | 702 | 668 |
| Service Adjusted EBITDA | $ 7,478 | $ 9,591 | $ 10,200 | $ 10,589 | $ 10,346 |
| | | | | | |
| Distribution Operating Income | $ 2,147 | $ 3,165 | $ 3,868 | $ 5,027 | $ 5,290 |
| +Depreciation & Amortization | 730 | 1,524 | 1,594 | 1,607 | 1,630 |
| +Other (Expense) / Income | 16 | 4 | 1 | (22) | 67 |
| +Noncash Stock Compensation | 188 | 236 | 705 | 625 | 593 |
| Distribution Adjusted EBITDA | $ 3,081 | $ 4,929 | $ 6,168 | $ 7,237 | $ 7,580 |
| | | | | | |
| Service | $ 7,478 | $ 9,591 | $ 10,200 | $ 10,589 | $ 10,346 |
| Distribution | 3,081 | 4,929 | 6,168 | 7,237 | $ 7,580 |
| **Total Adjusted EBITDA** | **$ 10,559** | **$ 14,520** | **$ 16,368** | **$ 17,826** | **$ 17,926** |

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.